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2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “guidance,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. All information set forth herein speaks only as of the date hereof and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains adjusted gross profit, adjusted operating loss and adjusted net loss, which are non-GAAP financial measures. Adjusted gross profit is GAAP gross profit as adjusted for non-cash stock-based compensation expense included in cost of revenues. Adjusted operating loss is GAAP operating loss as adjusted for non-cash stock-based compensation expense included in cost of revenues and operating expense . Adjusted net loss is GAAP net loss as adjusted for non-cash stock-based compensation expense and change in on valuation of warrant and convertible loan. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of adjusted gross profit, adjusted operating loss and adjusted net loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3Continued Focus – U.S. consolidation, Clarksville financing, operational efficiency, continue customer growth and expansion. Q2 2024 Overview Record Second Quarter 32.5% Q2 Gross Margin $84M Q2 Revenue Gross Profit $27M 137% increase Y/Y EMEA Revenue $47M 401% increase Y/Y Adj. Gross Margin +17% points Y/Y Revenues 12% increase Y/Y

Q 2 2 0 2 4 H I G H L I G H T S

Robust Q2 Revenue Growth

Expanding Commercial Vehicle Reach

Successes	Challenges	Q2 2024 Key Stats
▪ Debut in the European electric boat market through strategic partnership. ▪ Reinforcing partnership with MOL underlines Microvast's leading position in the harbor and container handling equipment market.	▪ Decelerated roll-out of light commercial vehicle platforms in European market. ▪ Delays in CV customer deliveries, pushed into 2H24.	**$84M** Revenue **$279M** Backlog **12%** Y/Y Revenue Growth **34.3%** Adj. Gross Margin

HIGHLIGHTS

- Entered strategic partnership with Evoy, a Norwegian pioneer in electric boat motor systems
- Secured follow-up orders from a leading European bus OEM
- Secured $40M order from Korean e-Bus customer

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6 Business Developments Growing New Markets OEM Vehicle Battery Type Highlights Prototype & first orders received, with delivery expected through 2026 Articulated e-Bus MpCO 48Ah Gen 4 MV-B & C pack HpCO-53.5Ah Gen 4 MV-B & C pack Orders received, expected up to $40M revenue in 2024 e-Bus HpCO-53.5Ah MV-I pack Strategic partnership in electric boat motor systems e-Boat Korean OEM Confidential EMEA Leading Bus OEM Confidential

Q 2 2 0 2 4 F I N A N C I A L S

8 Q2 2024 P&L ($ in thousands) GAAP Income Statement Three-Months Ended June 30 Six-Months Ended June 30 2023 2024 Y/Y (%) 2023 2024 Y/Y (%) Revenue 74,953 83,675 12% 121,926 165,026 35% Cost of revenues (63,492) (56,480) -11% (105,607) (120,606) 14% Gross Profit 11,461 27,195 137% 16,319 44,420 172% Gross Margin 15.3% 32.5% 113% 13.4% 26.9% 101% General and administrative expenses (23,509) (23,511) 0% (43,894) (47,305) 8% Research and development expenses (9,507) (10,107) 6% (20,368) (21,599) 6% Selling and marketing expenses (5,897) (5,026) -15% (10,885) (10,617) -2% Impairment loss of long-lived assets (51) (64,912) 127178% (51) (64,912) 127178% Operating expense (38,964) (103,556) 166% (75,198) (144,433) 92% Subsidy Income 637 735 15% 714 1,269 78% Operating loss (26,866) (75,626) 181% (58,165) (98,744) 70% Changes in fair value of warrant and convertible loan 0 (1,568) 100% 17 (1,526) -9076% Others 788 (1,247) -258% 2,499 (2,996) -220% Loss before income tax (26,078) (78,441) 201% (55,649) (103,266) 86% Income tax 0 0 0% 0 0 0% Net loss (26,078) (78,441) 201% (55,649) (103,266) 86% Less: net income attributable to noncontrolling interests 11 0 -100% 21 0 -100% Net loss attributable shareholders (26,089) (78,441) 201% (55,670) (103,266) 85%

9 Three-Months Ended June 30 Six-Months Ended June 30 Cost of Sales Adjustments 2023 2024 2023 2024 Three-Months Ended June 30 Six-Months Ended June 30 Revenue 74,953 83,675 121,926 165,026 2023 2024 2023 2024 Adjusted Cost of sales (non-GAAP) (61,967) (54,999) (102,578) (117,987) Non-Cash Settled SBC 1,525 1,481 3,029 2,619 Adjusted gross (loss) / profit (non-GAAP) 12,986 28,676 19,348 47,039 Adjusted gross margin (non-GAAP) 17.3% 34.3% 15.9% 28.5% Operating Expense Adjustments Adjusted Operating Expense (22,670) (92,907) (42,487) (123,055) Three-Months Ended June 30 Six-Months Ended June 30 Adjusted Operating Loss (non-GAAP) (9,047) (63,496) (22,425) (74,747) 2023 2024 2023 2024 Non-Cash Settled SBC 16,294 10,649 32,711 21,378 Adjusted Net Loss (non-GAAP) (8,259) (64,743) (19,926) (77,743) Net Loss Adjustments Three-Months Ended June 30 Six-Months Ended June 30 2023 2024 2023 2024 Fair Value Changes 0 1,568 (17) 1,526 Q2 2024 Adjusted Financials – Non-GAAP ($ in thousands)

10 Q2 2024 Revenue by Region ($ in thousands) Revenue by region Three-Months Ended June 30 2023 2024 Y/Y % APAC (Ex. China) 18,520 2,371 -87% China 46,122 33,282 -28% EMEA 9,337 46,745 401% USA 974 1,277 31% Total 74,953 83,675 12% Three-Months Ended June 30 Revenue by region Six-Months Ended June 30 2023 2024 Y/Y % APAC (Ex. China) 21,669 25,665 18% China 78,734 60,474 -23% EMEA 19,522 75,666 288% USA 2,001 3,221 61% Total 121,926 165,026 35% Six-Months Ended June 30 APAC (Ex. China), 3% China, 40% EMEA, 55% USA, 2% 2024 APAC (Ex. China), 16% China, 36% EMEA, 46% USA, 2% 2024

O U T L O O K

12 Global Continued focus on financing solutions to complete Clarksville and securing additional working capital. 2024 Core Focus – Maintain revenue growth and margin profile as catalysts to improved liquidity and route to breakeven. Q3 2024 Outlook $85-90M Q3 Revenue Guidance 6-12% Anticipated Q3 Revenue Growth Y/Y APAC 25% Targeted Gross Margin Targeting continued R&D progress and delivering prototype to new customers in Southeast Asian countries. Huzhou facility delivering new 21Ah cells to customers. EMEA Expected to ramp up series deliveries to European commercial vehicle OEMs. Q3 Revenue anticipated to grow >100% Y/Y Americas Exploring new commercial vehicle markets in the Americas. Targeting positive adjusted EBITDA contributions from APAC and EMEA in 2024. Profitability focus driving regional efficiency and growth.

13 New Battery Technology LFP-565Ah LFP Batteries: The Ideal Solution for Energy Storage Systems The newest product line in our extensive battery portfolio, the 565Ah LFP cell provides a host of specifications designed to meet the needs of renewable energy customers: • Lower Cost: LFP batteries are significantly less expensive than NMC batteries, resulting in savings for ESS customers. • Enhanced Reliability: LFP batteries are inherently more reliable with superior thermal stability, reducing the risk of fire or explosion. • Longer Lifespan: Specially designed LFP batteries provide a longer cycle life for ESS applications, ensuring reliable and durable performance over time. • Environmental Friendliness: LFP batteries do not contain cobalt, making them a more sustainable choice for scaled renewable energy operations. • Tax Credits: Our domestically produced LFP batteries are expected to qualify for IRA Section 45X, further enhancing their economic attractiveness for Microvast and our customers.

ME6 Energy Storage System

Built to Last, Power When You Need It


microvast
Mega Energizer 6 (ME6)
Made in the USA

New Microvast ME6 Energy Storage Container

Our new LFP-based ME6 energy storage solution offers a compelling combination of benefits, including:

- **Extra Long Life:** Exceptional cycle life exceeding 10,000 cycles, up to 30-year lifespan with Microvast's new overhaulable battery design.
- **Compact Storage:** Boasts a high energy density offering of 6 MWh in a compact 21-foot container, allowing customers to optimize their construction and site layouts.
- **Top-Tier Reliability:** IP55, C4, and nitrogen protection to prevent fires and resist corrosion for reliable year-round outdoor operation.
- **High Efficiency:** Container includes an integrated modular cooling system, which extends the battery life and enhances round-trip efficiency.
- **Reduced TCO: Optimized total cost of ownership with a robust design** and ability to continually maintain and overhaul product.

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